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                                                                   EXHIBIT 10.44


                      AMENDED AND RESTATED PLEDGE AGREEMENT

         THIS AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of April 28, 2000 (as amended and modified from time to time, the "Pledge Agreement" or this "Agreement"), by and among the Persons identified as "Pledgors" on the signature pages hereto and such other Persons as may become Pledgors after the date hereof (the "Pledgors") and BANK OF AMERICA, N.A., as collateral agent (in such capacity, the "Collateral Agent") for the lenders from time to time party to the Credit Agreement described below and certain Affiliates of such lenders identified herein (the "Lenders"), amends and restates that certain Amended and Restated Pledge Agreement dated as of August 5, 1999 by and among the parties hereto.

                               W I T N E S S E T H

         WHEREAS, a $105 million revolving credit facility (the "Existing Credit Facility") was established in favor of RailWorks Corporation, a Delaware corporation (the "Borrower"), pursuant to the terms of that Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Existing Credit Agreement") among the Borrower, the Subsidiaries of the Borrower identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent;

         WHEREAS, pursuant to that Amended and Restated Credit Agreement dated as of the date hereof (as amended and modified from time to time, the "Credit Agreement") among the Borrower, certain Subsidiaries of the Borrower identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, and Bank of America, N.A., as Administrative Agent, the Lenders have agreed to provide an amended and restated credit facility to replace, refinance and increase the Existing Credit Facility;

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective loans and extensions of credit to the Borrower under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Lenders;

         NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and extensions of credit thereunder, the Pledgors hereby agree with the Collateral Agent, for the ratable benefit of the Lenders, as follows:

         1.       Defined Terms.

                  (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. For purposes of this Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with a Credit Party to the extent permitted by the Credit Agreement.

                  (b) The following terms shall have the following meanings:

                  "Collateral":  the Pledged Stock and all Proceeds thereof.

                  "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Lenders as provided in Section 8(a) hereof.

                  "Issuer": each Person identified on Schedule 1 hereto as the issuer of Pledged Stock.

                  "Pledged Stock": the shares of capital stock listed on
         Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to a Pledgor in respect of the Pledged Stock while this Agreement is in effect.

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                  "Proceeds": all "proceeds" as such term is defined in Section
         9-306(1) of the Uniform Commercial Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

                  "Secured Obligations": the collective reference to all of the obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Agents, whenever arising, under the Credit Agreement or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code), howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all obligations arising under Hedging Agreements relating to the Obligations to the extent permitted under the Credit Agreement, and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing.

                  "Securities Act":  the Securities Act of 1933, as amended.

                  "Uniform Commercial Code": the Uniform Commercial Code from time to time in effect in the State of New York.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Pledge; Grant of Security Interest. Each of the Pledgors hereby delivers to the Collateral Agent, for the ratable benefit of the Lenders, all the Pledged Stock and hereby grants to the Collateral Agent, for the ratable benefit of the Lenders, a first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

         3. Stock Powers. Concurrently with the execution hereof, each Pledgor shall deliver to the Collateral Agent all certificates representing the Pledged Stock, together with an undated stock power covering each such certificate duly executed in blank.

         4. Representations and Warranties. Each of the Pledgors represents and warrants that:

                  (a) The shares of Pledged Stock constitute (i) 100% of the issued and outstanding capital stock of all Domestic Subsidiaries of the Pledgor and (ii) 66% of the issued and outstanding capital stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding capital stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of all Foreign Subsidiaries directly owned by the Pledgor.

                  (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

                  (c) The Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interests created by this Agreement.

                  (d) Upon delivery to the Collateral Agent of the stock certificates evidencing the Pledged Stock, the security interest created by this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

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         5.       Covenants. Each of the Pledgors covenants and agrees with the
Collateral Agent and the Lenders that, from and after the date of this Agreement until the Secured Obligations have been paid in full and the Commitments have been terminated:

                  (a) If such Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Collateral Agent and the Lenders, hold the same in trust for the Collateral Agent and the Lenders and deliver the same forthwith to the Collateral Agent in the exact form received, together with an undated stock power covering such certificate duly executed in blank by such Pledgor, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid to the Pledgor upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Pledgor, as additional collateral security for the Secured Obligations.

                  (b) Without the prior written consent of the Collateral Agent, such Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except Permitted Liens or (iv) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Collateral Agent to sell, assign or transfer any of the Collateral.

                  (c) Such Pledgor shall maintain the security interest created by this Agreement as a first priority, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever except for Permitted Liens. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

                  (d) Such Pledgor shall pay, and save the Collateral Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, except for any such liabilities which result from the gross negligence or wilful misconduct of the Collateral Agent or the Lenders, respectively.

         6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgors shall be permitted to receive and retain all cash dividends, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting


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and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral in any material respect or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Credit Document.

         7.       Rights of the Lenders and the Collateral Agent.

                  (a) All money Proceeds received by the Collateral Agent hereunder shall be turned over to the Pledgors unless an Event of Default has occurred and is continuing, in which case such money Proceeds shall be held by the Collateral Agent for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Collateral Agent in a Collateral Account (or by the Pledgors in trust for the Collateral Agent and the Lenders) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8(a) hereof.

                  (b) At any time after an Event of Default shall have occurred and be continuing, the Collateral Agent may, upon notice to the Pledgors, exercise the following rights: (i) the Collateral Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in the order set forth in Section 3.15(c) of the Credit Agreement, and (ii) the Collateral Agent at its option may register all shares of the Pledged Stock in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to the Pledgors to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         8.       Remedies.

                  (a) At any time after an Event of Default shall have occurred and be continuing, at the Collateral Agent's election, the Collateral Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in the order set forth in Section 3.15(c) of the Credit Agreement.

                  (b) At any time after an Event of Default shall have occurred and be continuing, the Collateral Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity of redemption is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any


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         such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Secured Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Collateral Agent account for the surplus, if any, to any Pledgor. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least twenty (20) days before such sale or other disposition. The Pledgors shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the reasonable and actual fees and disbursements of any attorneys employed by the Collateral Agent or any Lender to collect such deficiency.

         9.       Registration Rights; Private Sales.

                  (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgors will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor acknowledges and agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdiction which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer agrees to do so.

                  (c) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

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         10.      Irrevocable Authorization and Instruction to Issuer. Each
Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and is continuing, and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and such Pledgor agrees that each Issuer shall be fully protected in so complying.

         11.      Collateral Agent's Appointment as Attorney-in-Fact.

         (a) Each Pledgor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as it's true and lawful attorney-in-fact with fully irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsement, assignment or other instruments of transfer.

         (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a) hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Secured Obligations have been paid in full and the Commitments have been terminated.

         12. Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account, except that the Collateral Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Collateral Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         13. Execution of Financing Statements. Pursuant to Section 9-402 of the Uniform Commercial Code, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         14. Authority of Collateral Agent. Each Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Lenders, be governed by the Credit Agreement and the other Credit Documents, but, as between the Collateral Agent and such Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither any Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         15.      Notices. All notices shall be given or made in accordance with
Section 11.1 of the Credit Agreement.

         16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17.      Amendments in Writing; No Waiver; Cumulative Remedies.

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                  (a)      None of the terms or provisions of this Agreement may
         be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Collateral Agent, provided that any provision of this Agreement may be waived by the Collateral Agent and the Lenders in a letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent.

                  (b) Neither the Collateral Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising on the part of the Collateral Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Lender would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         18. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         19. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Collateral Agent and the Lenders and their successors and assigns, provided that the Pledgors may not assign any of their rights or obligations under this Agreement without the prior written consent of the Collateral Agent and any such purported assignment without such prior written consent shall be null and void.

         20. Term of Agreement. This Agreement and the Liens granted hereunder shall remain in full force and effect until the Secured Obligations have been paid in full and the Commitments have been terminated, at which time the Collateral Agent shall release and terminate the Liens granted to it hereunder. Upon such release and termination, (i) the Pledgors shall be entitled to the return, at the Borrower's expense, of any and all funds in the Collateral Account and such of the Collateral held by the Collateral Agent as shall not have been sold or otherwise applied pursuant to the terms hereof and (ii) the Collateral Agent will, at the Borrower's expense, execute and deliver to the Borrower such UCC termination statements and other documents as the Borrower shall reasonably request to evidence such termination.

         21. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:                           RAILWORKS CORPORATION,
                                    a Delaware corporation
                                    COMSTOCK HOLDINGS INC.,
                                    a Delaware corporation
                                    NEOSHO INCORPORATED,
                                    a Kansas corporation
                                    NEOSHO INTERNATIONAL, INC.,
                                    a Kansas corporation

                                    By:
                                       ----------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President of each
                                            of the foregoing Pledgors

                                    F&V METRO RW, INC.,
                                    a Delaware corporation

                                    By:
                                       ----------------------------
                                    Name:   John P. Nuzzo
                                    Title:  Assistant Secretary

                                    By:
                                       ----------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President

                                    RAILWORKS CANADA, INC.,
                                    a Delaware corporation

                                    By:
                                       ----------------------------
                                    Name:   John P. Nuzzo
                                    Title:  Assistant Secretary

                                    By:
                                       ----------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President

                                            [Signature Pages Continue]
COLLATERAL AGENT:                   BANK OF AMERICA, N.A.,
                                    as Collateral Agent

                                    By:
                                       --------------------------------------
                                    Name:
                                    Title:

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